UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): August 22, 2007

Manaris Corporation
(Exact name of registrant as specified in its charter)

Nevada 000-33199 88-0467848
_________________________________________________
(State or other jurisdiction (Commission File No.) (IRS Employer ID)
of incorporation)

400 Montpellier Blvd.
Montreal, Quebec
Canada H4N 2G7
_________________________________________________
(Address of principal executive offices and Zip Code)

(514) 904-6030
_________________________________________________
(Registrant's telephone number, including area code)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10018
Tel:(212) 930-9700
Fax:(212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On August 22, 2007, the Registrant issued to Imperium Master Fund, as compensation for advisory services rendered to Registrant, a five (5) year warrant exercisable into 5% of the Registrant’s common stock, on a fully diluted basis, at an exercise price of $0.11 per share. The warrant provides registration rights and full-ratchet anti-dilution protection.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

99.1 Warrant to Purchase Common Stock, dated August 22, 2007, issued by Manaris Corporation to Imperium Master Fund, filed herewith.

(a)   Financial
SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  August 28, 2007

Manaris Corporation

By:	/s/ Tony Giuliano
Chief Financial Officer